                                                                    Exhibit 10.9


                              OPERATING AGREEMENT

                                       OF

                        BEAR PAW OPERATING COMPANY, LLC


                        EFFECTIVE AS OF JANUARY 1, 1996

                              TABLE OF CONTENTS

                                      TO

                              OPERATING AGREEMENT
                                       OF
                        BEAR PAW OPERATING COMPANY, LLC


                                   ARTICLE I.
                                  DEFINITIONS
                                  -----------

              1.1.  "Additional Member".............. 1
                     -----------------
              1.2.  "Capital Account"................ 1
                     ---------------
              1.3.  "Capital Contribution"........... 1
                     --------------------
              1.4.  "Code"........................... 1
                     ----
              1.5.  "Company"........................ 1
                     -------
              1.6.  "Deficit Capital Account"........ 1
                     -----------------------
              1.7.  "Distributable Cash"............. 2
                     ------------------
              1.9.  "Entity"......................... 2
                     ------
             1.10.  "Fiscal Year".................... 2
                     -----------
             1.11.  "Initial Capital Contribution"... 2
                     ----------------------------
             1.12.  "Initial Term.................... 2
                     ------------
             1.13.  "Interest"....................... 2
                     --------
             1.14.  "Manager"........................ 2
                     -------
             1.15.  "Member"......................... 2
                     ------
             1.16.  "Net Profits".................... 3
                     -----------
             1.17.  "Net Losses"..................... 3
                     ----------
             1.18.  "Operating Agreement"............ 3
                     -------------------
             1.19.  "Persons"........................ 3
                     -------
             1.20.  "Reserves"....................... 3
                     --------
             1.21.  "Selling Member"................. 3
                     --------------
             1.22.  "Substitute Member".............. 3
                     -----------------
             1.24.  "Colorado Act"................... 3
                     ------------

                                  ARTICLE II.
                              FORMATION OF COMPANY
                              --------------------

              2.1.  Formation........................ 4
                    ---------
              2.2.  Name............................. 4
                    ----
              2.3.  Principal Place of Business...... 4
                    ---------------------------
              2.4.  Registered Office and Registered
                    --------------------------------
                    Agent............................ 4
                    -----
              2.5.  Term............................. 4
                    ----

                               ARTICLE III.
                     PERMITTED BUSINESSES OF COMPANY
                     -------------------------------

                                  ARTICLE IV.
                         NAMES AND ADDRESSES OF MEMBERS
                         ------------------------------


                                   ARTICLE V.
                          RIGHTS AND DUTIES OF MANAGER
                          ----------------------------

              5.1.  Management................................. 5
                    ----------
              5.2.  Number, Tenure and Qualifications.......... 5
                    ---------------------------------
              5.3.  Certain Powers of the Manager.............. 6
                    -----------------------------
              5.4.  Restrictions on Authority of the Manager... 7
                    ----------------------------------------
              5.5.  Manager's and Members' Duties to Company... 7
                    ----------------------------------------
              5.6.  Bank Accounts.............................. 7
                    -------------
              5.7.  Liability for Certain Acts................. 8
                    --------------------------
              5.8.  Indemnity of the Manager................... 8
                    ------------------------
              5.9.  Resignation................................ 8
                    -----------
             5.10.  Removal...................................  8
                    -------
             5.11.  Vacancies.................................. 8
                    ---------
             5.12.  Salaries, Management Fees and Other
                    -----------------------------------
                    Compensation............................... 9
                    ------------

                                  ARTICLE VI.
                       RIGHTS AND OBLIGATIONS OF MEMBERS
                       ---------------------------------

              6.1.  Limitation of Liability.................... 9
                    -----------------------
              6.2.  Company Debt Liability..................... 9
                    ----------------------
              6.3.  List of Members............................ 9
                    ---------------
              6.4.  Company Books.............................. 9
                    -------------
              6.5.  Loans by Company to Bear Paw............... 9
                    ----------------------------

                                  ARTICLE VII.
                              MEETINGS OF MEMBERS
                              -------------------

              7.1.  Annual Meeting............................ 10
                    --------------
              7.2.  Special Meetings.......................... 10
                    ----------------
              7.3.  Place of Meetings......................... 10
                    -----------------
              7.4.  Notice of Meetings........................ 10
                    ------------------
              7.5.  Meeting of All Members.................... 10
                    ----------------------
              7.6.  Record Date............................... 10
                    -----------
              7.7.  Quorum.................................... 11
                    ------
              7.8.  Manner of Acting.......................... 11
                    ----------------
              7.9.  Proxies................................... 11
                    -------
             7.10.  Action by Members Without a Meeting....... 11
                    -----------------------------------
             7.11.  Waiver of Notice.......................... 12
                    ----------------

                                 ARTICLE VIII.
               CONTRIBUTIONS TO THE COMPANY AND CAPITAL ACCOUNTS
               -------------------------------------------------

             8.1.  Members' Capital Contributions........... 12
                   ------------------------------
             8.2.  Capital Accounts......................... 14
                   ----------------
             8.3.  Withdrawal or Reduction of Member's
                   -----------------------------------
                   Contributions to Capital................. 15
                   ------------------------

                                  ARTICLE IX.
          ALLOCATIONS, DISTRIBUTIONS, INCOME TAX ELECTIONS AND REPORTS
          ------------------------------------------------------------

             9.1.  Allocations of Profits and Losses from
                   --------------------------------------
                   Operations............................... 15
                   ----------
             9.2.  Special Allocation to Capital Accounts... 15
                   --------------------------------------
             9.3.  Distributions............................ 17
                   -------------
             9.4.  Limitation Upon Distributions............ 17
                   -----------------------------
             9.5.  Interest On and Return of Capital
                   ---------------------------------
                   Contributions............................ 17
                   -------------
             9.6.  Loans to Company......................... 18
                   ----------------
             9.7.  Accounting Period........................ 18
                   -----------------
             9.8.  Records, Audits and Reports.............. 18
                   ---------------------------
             9.9.  Returns and Other Elections.............. 18
                   ---------------------------

                                   ARTICLE X.
                        RESTRICTIONS ON TRANSFERABILITY
                        -------------------------------

             10.1. General Restrictions..................... 19
                   --------------------
             10.2. Additional Transfer Restrictions......... 19
                   --------------------------------
             10.3. Restrictions Consistent with Law......... 19
                   --------------------------------

                                  ARTICLE XI.
                               ADDITIONAL MEMBERS
                               ------------------

                                  ARTICLE XII.
                          DISSOLUTION AND TERMINATION
                          ---------------------------

             12.1. Dissolution.............................. 20
                   -----------
             12.2. Effect of Filing of Dissolving
                   ------------------------------
                   Statement................................ 21
                   ---------
             12.3. Winding Up, Liquidation and
                   ---------------------------
                   Distribution of Assets................... 21
                   ----------------------
             12.4. Articles of Dissolution.................. 22
                   -----------------------
             12.5. Filing of Articles of Dissolution........ 23
                   ---------------------------------
             12.6. Return of Contribution Nonrecourse
                   ----------------------------------
                   to Other Members......................... 23
                   ----------------

                                 ARTICLE XIII.
                            MISCELLANEOUS PROVISIONS
                            ------------------------

              13.1.  Notices............................... 23
                     -------
              13.2.  Books of Account and Records.......... 23
                     ----------------------------
              13.3.  Application of Colorado Law........... 24
                     ---------------------------
              13.4.  Waiver of Action for Partition........ 24
                     ------------------------------
              13.5.  Amendments............................ 24
                     ----------
              13.6.  Execution of Additional Instruments... 24
                     -----------------------------------
              13.7.  Construction.......................... 24
                     ------------
              13.8.  Headings.............................. 24
                     --------
              13.9.  Waivers............................... 24
                     -------
             13.10.  Rights and Remedies Cumulative........ 24
                     ------------------------------
             13.11.  Severability.......................... 25
                     ------------
             13.12.  Heirs, Successors and Assigns......... 25
                     -----------------------------
             13.13.  Creditors............................. 25
                     ---------
             13.14.  Counterparts.......................... 25
                     ------------


                              OPERATING AGREEMENT

                                      OF

                       BEAR PAW OPERATING COMPANY, INC.

                                  ARTICLE I.
                                  DEFINITIONS
                                  -----------

     The following terms used in this Operating Agreement shall have the following meanings (unless otherwise expressly provided herein):

     1.1.  "Additional Member"  shall mean any Person or Entity who or which is
            -----------------
admitted to the Company as an Additional Member pursuant to Article XI of this Operating Agreement.

     1.2.  "Capital Account"  as of any given date shall mean the Capital
            ---------------
Contribution to the Company by a Member as adjusted upon to the date in question pursuant to Article VIII.

     1.3.  "Capital Contribution"  shall mean any contribution to the capital of
            --------------------
the Company in cash or property by a Member whenever made.

     1.4.  "Code"  shall mean the Internal Revenue Code of 1986 or corresponding
            ----
provisions of subsequent superseding federal revenue laws.

     1.5.  "Company"  shall refer to BEAR PAW OPERATING COMPANY, LLC
            -------

     1.6.  "Deficit Capital Account"  shall mean, with respect to any Member,
            -----------------------
the deficit balance, if any, in such Member's Capital Account as of the end of the taxable year, after giving effect to the following adjustments:

            (a) credit to such Capital Account any amount which Member is obligated to restore under Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations, as well as any addition thereto after taking into account any changes during such year in partnership minimum gain, pursuant to the applicable Treasury Regulations, and the minimum gain attributable to any partner nonrecourse debt; and

            (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations.

     1.7.  "Distributable Cash"  means all cash, revenues and funds received
            ------------------
by the Company from Company operations, less the sum of the following to the extent paid or set aside by the Company:

           (a) all principal and interest payments on indebtedness of the Company and all other sums paid to lenders;

           (b) all cash expenditures incurred incident to the normal operation of the Company's business;

           (c) such cash reserves as the Manager deems reasonably necessary to the proper operation of the Company's business.

     1.8.  "Effective Date" of this Operating Agreement shall mean January 1,
            --------------
1996.


     1.9.  "Entity"  shall mean any general partnership, limited partnership,
            ------
limited liability company, corporation, joint venture, trust, business trust, operative or association.

     1.10. "Fiscal Year"  means the Company's fiscal year, which shall be from
            -----------
May 1 through April 30.

     1.11. "Initial Capital Contribution"  shall mean the initial contribution
            ----------------------------
to the Capital of the Company made by each of the Members during the Initial Term of this Operating Agreement as further described in Section 8.1.

     1.12. "Initial Term " shall mean the period of time ending two years after
            ------------
the effective date of this Operating Agreement.

     1.13. "Interest"  shall mean the proportion of each Member's allocated
            --------
share of the Company's profits and losses from operations, as set forth in
Section 9.1.

     1.14. "Manager"  shall mean one or more managers.  Specifically, "Manager"
            -------                                                    -------
shall mean BP Energy Operating, LLC, or any other persons that succeed it in that capacity. References to the Manager in the singular or as him, her, it, itself or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

     1.15.  "Member"  shall mean each of the parties who executes a counterpart
             ------
of this Operating Agreement as a Member and each of the parties who may hereafter become Additional or Substituted Members. To the extent a Manager has purchased Interests in the Company, he will have all the rights of a Member with respect to such Interests, and the term "Member," as used herein, shall include a Manager to the extent he has purchased such Interests in the Company.

     1.16. "Net Profits" shall mean, for each Fiscal Year, the income and gains
            -----------
of the Company determined in accordance with accounting principles consistently applied from year to year under the accrual method of accounting and as reported, separately or in the aggregate, as appropriate, on the Company's information tax return filed for federal income tax purposes, plus any income described in Section 705(a)(1)(B) of the Code.

     1.17. "Net Losses"  shall mean, for each Fiscal Year, the losses and
            ----------
deductions of the Company determined in accordance with accounting principles consistently applied from year to year under the accrual method of accounting and as reported separately or in the aggregate, as appropriate, on the Company's information tax return filed for federal income tax purposes, plus any expenditures described in Section 705(a)(2)(B) of the Code.

     1.18. "Operating Agreement"  shall mean this Operating Agreement as
            -------------------
originally executed and as amended from time to time.

     1.19. "Persons"  shall mean any individual or Entity, and the heirs,
            -------
executors, administrators, legal representatives, successors, and assigns of such "Person" where the context so admits.
      ------

     1.20. "Reserves"  means, with respect to any fiscal period, funds set
            --------
aside or amounts allocated during such period to reserves which shall be maintained in amounts deemed sufficient by the Manager for working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership or operation of the Company's business.

     1.21. "Selling Member"  shall mean any Member which sells, assigns,
            --------------
hypothecates, pledges or otherwise transfers all or any portion of its rights of membership in the Company, including both economic and voting rights.

     1.22. "Substitute Member"  shall mean any Person or Entity who or which is
            -----------------
admitted to the Company with all the rights of a Member who has died or has assigned his interest in the Company with the approval of all the Members of the Company by unanimous written consent pursuant to Article X of this Operating Agreement.

     1.23. "Supplemental Capital Contribution" shall mean any contribution to
            ---------------------------------
the Capital of the Company made by each Member in addition to the Initial Capital Contribution of each Member.

     1.24. "Colorado Act"  shall mean the Colorado Limited Liability Company
            ------------
Act at Colo. Rev. Stat. (S) 7-80-101.

                                  ARTICLE II.
                              FORMATION OF COMPANY
                              --------------------

     2.1.  Formation.  Effective January 1, 1996, BP Energy Operating, LLC
           ---------
("Bear Paw"), Sheffield Exploration Company, Inc. ("Sheffield"), and TransMontaigne Oil Company ("TransMontaigne") organized a Limited Liability Company under and pursuant to the Colorado Act.

     2.2.  Name.  The name of the Company is BEAR PAW OPERATING COMPANY, LLC.
           ----

     2.3.  Principal Place of Business.  The principal place of business of the
           ---------------------------
Company within the State of Colorado shall be 410 17th St., Suite 1150, Denver, Colorado 80202. The Company may locate its places of business and registered office at any other place or places as the Manager may from time to time deem advisable.

     2.4.  Registered Office and Registered Agent.  The Company's registered
           ---------------------------------------
office shall be at the office of its registered agent at 1600 Broadway, Suite 2400, Denver, Colorado 80202, and the name of its registered agent at such address shall be Michael J. Wozniak.

     2.5.  Term.  The term of the Company shall be thirty (30) years from the
           -----
Effective Date, unless the Company is earlier dissolved in accordance with either the provisions of this Operating Agreement or the Colorado Act.

                                 ARTICLE III.
                        PERMITTED BUSINESSES OF COMPANY
                        -------------------------------

     3.1.  The business of the Company shall be:

           (a) To seek business and investment opportunities in the natural gas gathering and processing business, including, but not limited to acquisitions, contract operator services, and related activities.

           (b) To accomplish any other lawful business whatsoever, whether or not related to the natural gas gathering and processing business, which shall at any time appear conducive to or expedient for the protection or benefit of the Company and its assets.

           (c) To exercise all other powers necessary to or reasonably connected with the Company's business which may be legally exercised by limited liability companies under the Colorado Act.

           (d) To engage in all activities necessary, customary, convenient, or incident to any of the foregoing.

                                  ARTICLE IV.
                         NAMES AND ADDRESSES OF MEMBERS
                         ------------------------------

     4.1. The names and addresses of the Members and the Members' representatives are as follows:

             BP Energy Operating, LLC
             Robert J. Clark
             410 17th St., Suite 1150
             Denver, CO 80202

             Sheffield Exploration Company, Inc.
             J. Samuel Butler
             1801 Broadway, Suite 600
             Denver, CO 80202

             TransMontaigne Oil Company
             Harold R. Logan, Jr., Frederick W. Boutin or
             Cortlandt S. Dietler
             370 17th St., Suite 900
             Denver, CO 80202

     For the purposes of voting and any required consents, as provided for in this Operating Agreement, the above-named individuals shall represent and act on behalf of the Members. One individual from each Member shall act as a management committee of the Members and shall meet periodically to satisfy the requirements of Section 5.4, and as otherwise provided in this Operating Agreement. Each Member shall be entitled to replace its representative at any time and shall promptly notify the other Members in writing of such replacement.

                                   ARTICLE V.
                          RIGHTS AND DUTIES OF MANAGER
                          ----------------------------

     5.1.  Management.  The ordinary and usual business and affairs of the
           ----------
Company shall be managed by Bear Paw. Bear Paw, as Manager, shall direct, manage and control the day-to-day business of the Company to the best of its ability. Except as provided in Section 5.4, the Manager shall have full and complete authority, power and discretion to make any and all decisions and to do any and all things which the Manager shall deem to be reasonably required in light of the Company's business and objectives.

     5.2.  Number, Tenure and Qualifications.  The Company shall initially have
           ---------------------------------
one Manager. The number of Managers of the Company shall be fixed from time to time by the affirmative vote of Members holding at least ninety percent (90%) of all Interests in the Company's capital, but in no instance shall there be less than one Manager. Each Manager shall hold office until the next annual meeting of Members or until his or her successor shall have been elected and qualified. Managers shall be elected by the affirmative vote of Members holding at least ninety percent (90%) of all Interests in the Company's capital. Managers need not be residents of the State of Colorado or Members of the Company.

     5.3.  Certain Powers of the Manager.  Without limiting the generality of
           ------------------------------
Section 5.1, the Manager shall have power and authority, on behalf of the
Company:

           (a) To acquire all or any portion of property from any Person or Entity as the Manager may determine. The fact that a Member is directly or indirectly affiliated or connected with any such Person or Entity shall not prohibit the Manager from dealing with that Person or Entity;

           (b) To purchase liability and other insurance to protect the Company's property and business;

           (c) To hold and own any Company real and/or personal properties in the name of the Company;

           (d) To invest any Company funds temporarily (by way of example but not by way of limitation) in time deposits, short-term governmental obligations, commercial paper or other investments;

           (e) To execute on behalf of the Company all instruments and documents, including, without limitation, checks; drafts; notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of the Company's property; assignments; bills of sale; leases; partnership agreements; and any other instruments or documents necessary, in the opinion of the Manager, to the business of the Company;

           (f) To employ accountants, legal counsel, managing agents or other experts to perform services for the Company and to compensate them from Company funds;

           (g) To enter into any and all other agreements on behalf of the Company, with any other Person or Entity for any purpose, in such forms as the Manager may approve; and

           (h) To do and perform all other acts as may be necessary or appropriate to the conduct of the Company's business.

Unless authorized to do so by this Operating Agreement or by a Manager or Managers of the Company, no Member, agent, or employee of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose. However, a Manager may act by a duly authorized attorney-in-fact.

     5.4.  Restrictions on Authority of the Manager.
           ----------------------------------------

           (a) The Manager shall not have the authority to, and covenants and agrees that it shall not, do any of the following acts without the unanimous consent of the Members:

               (i) Cause the Company to incur any costs or liabilities in any single transaction or series of related transactions in excess of $100,000.00;

              (ii) Cause the Company to make any capital expenditure in any single transaction or series of related transactions in excess of $100,000.00; and

             (iii) Cause the sale, exchange, or other disposition of all, or substantially all, of the Company's assets.

           (b) Upon approval of the expenditures contemplated in Section 5.4(a), actual contribution of such capital shall be made within ten (10) days of written notice to Sheffield and TransMontaigne, as provided in Sections 8.1(b)(ii) and 8.1(c)(ii)

           (c) The consent of the Members, as required in Section 5.4(a) shall be obtained at a meeting of the Members, as provided in Sections 7.1, 7.2, 7.10, and 7.12.

     5.5.  Manager's and Members' Duties to Company.
           ----------------------------------------

           (a) Until the expiration of the Initial Term of this Operating Agreement or until all Capital Contributions required under Sections 8.1(b)(i) and (ii) and 8.1(c)(i) and (ii) are made, whichever first occurs, the Manager shall have an exclusive duty to the Company and shall not engage in any business activity which could reasonably be construed as a business opportunity of the Company.

           (b) Neither the Company nor any Member shall have any right, by virtue of this Operating Agreement, to share or participate in any other investments or activities of the Manager or any investments or activities of any other Member or to the income or proceeds derived therefrom.

     5.6.  Bank Accounts.  The Manager may from time to time open bank accounts
           -------------
           in the name of the Company, and the Manager shall be the sole signatory thereon, unless the Manager determines otherwise.

     5.7.  Liability for Certain Acts.  The Manager shall perform its duties as
           --------------------------
Manager in good faith, in a manner it reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Manager who so performs the duties as Manager shall not have any liability by reason of being or having been a Manager of the Company. The Manager does not, in any way, guarantee the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company. The Manager shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct, material breach of this Operating Agreement or a wrongful taking by the Manager.

     5.8.  Indemnity of the Manager.  The Manager shall be indemnified by the
           ------------------------
Company when acting within the scope of its duties hereunder to the fullest extent permitted by Colorado law, except in the case of the Manager's gross negligence or willful misconduct.

     5.9.  Resignation.
           -----------

           (a) Prior to the expiration of the Initial Term of this Operating Agreement, Bear Paw shall be prohibited from resigning as Manager, unless unanimous approval of all Members is obtained.

           (b) Subsequent to the expiration of the Initial Term of this Operating Agreement, any Manager of the Company may resign at any time by giving written notice to the Members of the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     5.10.  Removal.  In the event of gross negligence or willful misconduct by
            -------
the Manager in the discharge of its duties under this Operating Agreement, the Manager may be removed or replaced, at any time, by the affirmative vote of Members holding ninety percent (90%) of all Interests then entitled to vote at an election of Managers.

     5.11.  Vacancies.  Any vacancy occurring for any reason in the number of
            ---------
Managers of the Company may be filled by the affirmative vote of Members holding at least ninety percent (90%) of all Interests. Any Manager's position to be filled by reason of an increase in the number of Managers shall be filled by an election at an annual meeting or at a special meeting of Members called for that purpose or by the Members' written consent. A Manager elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and shall hold office until the expiration of such term and until his successor shall be elected and shall qualify or until his earlier death, resignation or removal. A Manager chosen to fill a position resulting from an increase in the number of Managers shall hold office until the next annual meeting of Members and until his successor shall be elected and shall qualify, or until his earlier death, resignation or removal.

     5.12.  Salaries, Management Fees and Other Compensation.  The management
            ------------------------------------------------
fees and other compensation of the Manager shall be fixed from time to time by a unanimous vote of Members and no Manager shall be prevented from receiving such management fee by reason of the fact that he or she is also a Member of the Company. During the Initial Term, the management committee of the Members shall approve the salaries of Company management employees by unanimous vote of Members. No management fees or other compensation paid by the Company to the Manager or any employees of the Manager shall act to reduce the Capital Contribution or Capital Account of the Manager.

                                  ARTICLE VI.
                       RIGHTS AND OBLIGATIONS OF MEMBERS
                       ---------------------------------

     6.1.  Limitation of Liability.  Each Member's liability shall be limited as
           -----------------------
set forth in the Colorado Act and other applicable law.

     6.2.  Company Debt Liability. A Member will not personally be liable for
           ----------------------
any debts or losses of the Company beyond its respective Capital Contribution, except as otherwise required by law.

     6.3.  List of Members.  Upon written request of any Member, the Manager
           ---------------
shall provide a list showing the names, addresses and Interests of all Members in the Company.

     6.4.  Company Books.  In accordance with Section 13.2 herein, the Manager
           -------------
shall maintain and preserve, during the term of the Company, and for three (3) years thereafter, all accounts, books, and other relevant Company documents. Upon reasonable request, each Member shall have the right, during ordinary business hours, to inspect and copy such Company documents at the Member's expense.

     6.5.  Loans by Company to Bear Paw.  Bear Paw shall have the right to
           ----------------------------
borrow money from the Company, as needed, in an amount sufficient to pay any federal, state and local tax liabilities of Bear Paw, resulting directly from its membership in the Company. Bear Paw may exercise this right on a continuing basis. Bear Paw shall provide evidence of such tax liability to the other Members prior to receiving such loan(s). Any loan(s) so made by the Company shall be evidenced by a promissory note executed by Bear Paw. Bear Paw shall have the right to prepay the amount of the loan and accrued interest at any time, but shall not be obligated to make any payments on outstanding amounts until the sale of the Company or until the sale of all or substantially all of the assets of the Company. All such loans shall bear interest at the prime rate, as published in the Wall Street Journal, in effect on the date of each such loan(s).

                                 ARTICLE VII.
                              MEETINGS OF MEMBERS
                              -------------------

     7.1.  Annual Meeting.  The annual meeting of the Members shall be held on
           --------------
the first Tuesday of July at 10:00 a.m. or at such other time as shall be determined by resolution of the Members, commencing with the year 1996, for the purpose of the transaction of such business as may come before the meeting.

     7.2.  Special Meetings.  Special meetings of the Members, for any purpose
           ----------------
or purposes, unless otherwise prescribed by statute, may be called by any Manager or by any Member or Members holding at least 10% of the Interests.

     7.3.  Place of Meetings.  The Members may designate any place, either with
           -----------------
in or outside the State of Colorado, as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be held at 410 17th St., Suite 1150, Denver, Colorado 80202.

     7.4.  Notice of Meetings.  Except as provided in Section 7.5, written
           ------------------
notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than one day nor more than forty days before the date of the meeting, either personally or by mail or by facsimile, by or at the direction of the Manager or person calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered two calendar days after being deposited in the United States mail, addressed to the Member at his or her address as it appears on the books of the Company, with postage thereon prepaid.

     7.5.  Meeting of All Members.  If all of the Members shall meet at any time
           ----------------------
and place, either within or outside of the State of Colorado, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

     7.6.  Record Date.  For the purpose of determining Members entitled to not
           -----------
ice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section, such determination shall apply to any adjournment thereof.

     7.7.  Quorum.  Members holding ninety percent (90%) of all Interests in the
           ------
Company's capital, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any such meeting, a majority of the Interests so represented may adjourn the meeting from time to time for a period not to exceed 60 days without further notice. However, if the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

     At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of Interests whose absence would cause less than a quorum.

     7.8.  Manner of Acting.  If a quorum is present, the affirmative unanimous
           ----------------
vote of Members entitled to vote on the subject matter shall be the act of the Members, unless the vote of a lesser proportion or number is otherwise required by the Colorado Act, or by the Articles of Organization or by this Operating Agreement.

     7.9.  Proxies.  At all meetings of Members a Member may vote in person or
           -------
by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Manager of the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     7.10. Action by Members Without a Meeting.  Action required or permitted
           -----------------------------------
to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by the Members whose vote would be required to approve the proposal at a meeting at which all Members were present. Such consent shall be delivered to the Manager of the Company for inclusion in the minutes or for filing with the Company records. Action taken under this Section is effective when all Members entitled to vote have signed the consent, unless the consent specifies a different effective date.

     The record date for determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent.

     7.11.  Waiver of Notice.  When any notice is required to be given to any
            ----------------
Member, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

     7.12.  Meetings by Telephone.  Any meeting required or allowed under this
            ---------------------
Article VII may be conducted by telephone conference whenever the Members determine it is necessary or convenient.

                                  ARTICLE VIII.
               CONTRIBUTIONS TO THE COMPANY AND CAPITAL ACCOUNTS
               -------------------------------------------------

     8.1.  Members' Capital Contributions.
           ------------------------------

           (a) Bear Paw shall contribute the assets described on Exhibit A hereto as its share of the Initial Capital Contribution. This contribution shall be accomplished by means of an assignment of contract rights in a form mutually satisfactory to all Members. Bear Paw shall have the right but not the obligation to make Supplemental Capital Contributions in addition to its Initial Capital Contribution.

           (b) Sheffield Exploration Company, Inc. ("Sheffield") shall contribute the following amounts, as its share of the Initial Capital
     Contributions:

               (i) Upon execution of this Operating Agreement, one hundred fifty thousand dollars ($150,000.00), to be used as working capital; and

              (ii) During the Initial Term of this Operating Agreement, an additional one million dollars ($1,000,000.00). Except for single expenditures or a group o related expenditures in excess of $100,000.00, as provided in Section 5.4(a), such contribution shall be made from time to time, as determined by the Manager to be reasonably necessary to meet the expenses of the Company. Upon the making of any such determination, the Manager shall give written notice to Sheffield of the amount of the required additional contribution, and Sheffield shall deliver to the Company its share of such additional capital no later than ten (10) days following the date such notice is delivered. As to single expenditures or a group of related expenditures in excess of $100,000.00, as provided in
           Section 5.4(a), Sheffield shall be obligated to contribute from time to time such capital as is required to fund each individually approved project within 10 days of receipt of written notice from the Manager that unanimous consent for any project has been obtained.

              (iii) The amounts set forth in Section 8.1(b)(i) and (ii) is Sheffield's Initial Capital Contribution.

              (iv) Subsequent to the end of the Initial Term of this Operating Agreement or after Sheffield's Initial Capital Contribution has been made, Supplemental Capital Contributions may occur as are approved by the Members holding one hundred percent (100%) of all Interests. All such Supplemental Capital Contributions shall be made within 10 days of receipt of written notice from the Manager that approval of such contribution has been obtained.

         (c) TransMontaigne Oil Company ("TransMontaigne") shall contribute the following amounts, as its share of the Initial Capital Contributions:

              (i) Upon execution of this Operating Agreement, one hundred fifty thousand dollars ($150,000.00), to be used as working capital;
          and

              (ii) During the Initial Term of this Operating Agreement, an additional one million dollars ($1,000,000.00). Except for single expenditures or a group of related expenditures in excess of $100,000.00, as provided in Section 5.4(a), such contribution shall be made from time to time, as determined by the Manager to be reasonably necessary to meet the expenses of the Company. Upon the making of any such determination, the Manager shall give written notice to TransMontaigne of the amount of the required additional contribution, and TransMontaigne shall deliver to the Company its share of such additional capital no later than ten (10) days following the date such notice is delivered. As to single expenditures or a group of related expenditures in excess of $100,000.00, as provided in Section 5.4(a), TransMontaigne shall be obligated to contribute from time to time such capital as is required to fund each individually approved project within 10 days of receipt of written notice from the Manager that unanimous consent for any project has been obtained.

              (iii) The amounts set forth in Section 8.1(b)(i) and (ii) is TransMontaigne's Initial Capital Contribution.

              (iv) Subsequent to the end of the Initial Term of this Operating Agreement or after TransMontaigne's

          Initial Capital Contribution has been made, Supplemental Capital Contributions may occur as are approved by the Members holding one hundred percent (100%) of all Interests. All such Supplemental Capital Contributions shall be made within 10 days of receipt of written notice from the Manager that approval of such contribution has been obtained.

     8.2. Capital Accounts.
          ----------------

         (a) A separate Capital Account will be maintained for each Member, each Member's Capital Account will be increased by (1) the amount of money contributed by such Member to the company; (2) the fair market value of property contributed by such Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code); (3) allocations to such Member of Company income and gain; and (4) allocations to such Member of income described in Section 705(a)(l) (B) of the Code. Each Member's Capital Account will be decreased by (1) the amount of money distributed to such Member by the company; (2) the fair market value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Code); (3) allocations to such Member of expenditures described in Section 705(a)(2)(B) of the Code; and (4) allocations to the account of such Member of Company loss and deduction as set forth in such Treasury Regulations, taking into account adjustments to reflect book value.

         (b) In the event of a permitted sale or exchange of an Interest in the company, the Capital Account of the transferor shall become the Capital Account of the transferee to the extent it relates to the transferred interest.

         (c) The manner in which Capital Accounts are to be maintained pursuant to this Section 8.2 is intended to comply with the requirements of Code
     Section 704(b) and the Treasury Regulations promulgated thereunder. If in the opinion of the company's accountants the manner in which Capital Accounts are to be maintained pursuant to the preceding provisions of this
     Section 8.02 should be modified in order to comply with Code Section 704(b) and the Treasury Regulations thereunder, then notwithstanding anything to the contrary contained in the preceding provisions of this Section 8.2, the method in which Capital Accounts are maintained shall be so modified; provided, however, that any change in the manner of maintaining capital Accounts shall not materially alter the economic agreement between or among the Members.

          (d) Upon liquidation of the Company (or any Member's interest), liquidating distributions will be made in accordance with Section 12.3.

          (e) Except as otherwise required in the Colorado Act, no Member shall have any liability to restore all or any portion of a deficit balance in such Members Capital Account.

     8.3. Withdrawal or Reduction of Member's Contributions to Capital.
          ------------------------------------------------------------

          (a) A Member shall not receive out of the Company's property any part of his or her contributions to capital until all liabilities of the Company, except liabilities to Members on account of their contributions to capital, have been paid or there remains property of the Company sufficient to pay them.

          (b) Except for the reassignment to Bear Paw of the CIG contract, as provided in Section 12.3, a Member, irrespective of the nature of its contribution, has only the right to demand and receive cash in return for his or her contribution to capital.

                                   ARTICLE IX.
          ALLOCATIONS, DISTRIBUTIONS, INCOME TAX ELECTIONS AND REPORTS
          ------------------------------------------------------------

     9.1. Allocations of Profits and Losses from Operations.  Except for the
          --------------------------------------------------
special distributions to be made upon the liquidation of the Company, as provided in Section 12.3(b), the Net Profits and Net Losses of the Company for each fiscal year will be allocated as follows:

     Member      Allocation

     Bear Paw          10%
     Sheffield         45%
     TransMontaigne    45%

     9.2.  Special Allocation to Capital Accounts.  Notwithstanding Section 9.1
           ---------------------------------------
hereof:

           (a) No allocations of loss, deduction and/or expenditures described in Section 705(a)(2)(B) of the Code shall be charged to the Capital Accounts of any Member if such allocation would cause such Member to have a Deficit Capital Account. The amount of the loss, deduction and/or Code
     Section 705(a)(2)(B) expenditure which would have caused a Member to have a Deficit Capital Account shall instead be charged to the Capital Account of any Members which would not have a Deficit Capital Account as a result of the allocation, in proportion to their respective Capital Contributions, or, if no such Members exist, then to the Members in accordance with their Interests in the Company.

           (b) In the event any Member unexpectedly receives any adjustments, allocations, or distributions, described in Sections 1.704-1(b)(2)(ii)(d)
     (4), (5), or (6) of the Treasury Regulations, which create or increase a Deficit capital Account or such Member then items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for such year and, if necessary, for subsequent years shall be specially credited to the Capital Account of such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Deficit Capital Account so created as quickly as possible. It is the intent that this Section 9.02(b) be interpreted to comply with the alternate test for economic effect set forth in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

           (c) In the event any Member would have a Deficit Capital Account at the end of any Company taxable year which is in excess of the sum of any amount that such Member is obligated to restore to the Company under the applicable Treasury Regulations and such Member's share of minimum gain (which is also treated as an obligation to restore) as provided in the applicable Treasury Regulations, the Capital Account of such Member shall be specially credited with items of income (including gross income) and gain in the amount of such excess as quickly as possible.

           (d) Notwithstanding any other portion of this Section 9.2, if there is a net decrease in the Company's minimum gain as defined in the applicable Treasury Regulations during a taxable year of the Company, then, the Capital Accounts of each Member shall be allocated items of income (including gross income) and gain for such year (and if necessary for subsequent years) in proportion to, and to the extent of, an amount equal to the greater of (i) the portion of such Member's share of the net decrease in Company minimum gain during such year that is allocable to the disposition of Company property subject to one or more nonrecourse liabilities of the company, or (ii) such Member's Deficit Capital Account at the end of such year. This Section 9.02(d) is intended to comply with the applicable Treasury Regulation concerning the minimum gain charge back requirement and shall be interpreted consistently therewith.

           (e) Items of Company loss, deduction and expenditures which are attributable to any nonrecourse debt of the Company and are characterized as partner nonrecourse deductions shall be charged to the Members' Capital Accounts, all in accordance with the applicable Code Section and Treasury Regulations.

           (f) Beginning in the first taxable year in which there are allocations of "nonrecourse deductions" (as described in the applicable Treasury Regulations) attributable to nonrecourse liabilities of the Company, and thereafter throughout the full term of the Company, nonrecourse deductions shall be allocated to the Members in accordance with and as a part of, the allocations of Company profit or loss for such period.

           (g) Any credit or charge to the Capital Accounts of the Members pursuant to Sections 9.2(a), (b), (c), (d), (e) and/or (f) hereof shall be taken into account in computing subsequent allocations of profits and losses pursuant to Section 9.1 so that the net amount of any items charged or credited to Capital Accounts pursuant to Sections 9.1 and 9.2 shall to the extent possible, be equal to the net amount that would have been allocated to the Capital Account of each Member pursuant to the provisions of this Article IX if the special allocations required by Sections 9.2(a),
     (b), (c), (d), (e) and/or (f) hereof had not occurred.

     9.3.  Distributions.
           --------------

           (a) During the Initial Term, no distributions of cash or other property shall be made to any Member, except upon the dissolution of the Company, as provided in Section 12.1(a)(ii). In the event of such dissolution, all distributions shall be made to the Members as provided in
     Section 12.3.

           (b) After the expiration of the Initial Term, except as provided in
     Section 12.3, all distributions of cash or other property shall be made to the Members pro rata in proportion to the respective Interests of the Members on the record date of such distribution. Except as provided in
     Section 9.2, all distributions of Distributable Cash and property shall be made at such times as determined by the Manager. All amounts withheld pursuant to the Code or any provisions of state or local tax law with respect to any payment or distribution to the Members from the Company shall be treated as amounts distributed to the relevant Member or Members pursuant to this Section 9.3.

     9.4.  Limitation Upon Distributions.  No distribution shall be declared and
           ------------------------------
paid unless, after the distribution is made, the assets of the Company are in excess of all liabilities of the company, except liabilities to Members on account of their contributions.

     9.5.  Interest On and Return of Capital Contributions.  No Member shall be
           ------------------------------------------------
entitled to interest on his or her Capital Contribution or to return of his or her Capital

Contribution, except as otherwise specifically provided for herein.

     9.6.  Loans to Company.   Nothing in this Operating Agreement shall prevent
           -----------------
any Member from making secured or unsecured loans to the Company by agreement with the Company.

     9.7.  Accounting Period.   The Company's accounting period shall be from
           ------------------
May 1 through April 30 of each year.

     9.8.  Records, Audits and Reports.   At the expense of the Company, the
           ----------------------------
Manager shall maintain records and accounts of all operations and expenditures of the Company. Each Member is entitled to review any records of the Company, and to audit the Company's records at such Member's expense. At a minimum the Company shall keep at its principal place of business the following records:

           (a) A current list of the full name and last known business, residence, or mailing address of each Member and Manager, both past and present;

           (b) A copy of the Articles of Organization of the Company and all amendments thereto, together with executed copies of any powers or attorney pursuant to which any amendment has been executed;

           (c) Copies of the Company's federal, state, and local income tax returns and reports, if any for the four most recent years;

           (d) Copies of the Company's currently effective written Operating Agreement, copies of any writings permitted or required with respect to a Member's obligation to contribute cash, property or services and copies of any financial statements of the company for the three most recent years;

           (e) Minutes of every annual, special, and court-ordered meeting; and,

           (f) Any written consents obtained from Members for actions taken by Members without a meeting.

     9.9.  Returns and Other Elections.   The Manager shall cause the
           ----------------------------
preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns, or pertinent information therefrom, shall be furnished to the Members within a reasonable time after the end of the Company's fiscal year. For Colorado tax purposes, should it become necessary upon the admission of a non-resident Member to the Company, the Manager shall file with the Colorado Department of Revenue, together with the Company's annual Colorado return, an agreement for each non-resident Member to properly file a Colorado income tax return and to make timely payment of all Colorado taxes imposed with respect to such Member's share of the Company income as required by C.R.S. (S) 39-22-601(4.5).

     All elections permitted to be made by the Company under federal or state laws shall be made by the Manager in his or her sole discretion.

                                   ARTICLE X.
                        RESTRICTIONS ON TRANSFERABILITY
                        -------------------------------

     10.1.  General Restrictions.  Notwithstanding anything contained herein
            ---------------------
to the contrary, if all of the remaining Members do not approve of the proposed sale or assignment of the Selling Member's Interest by unanimous written consent, the proposed purchaser, transferee or assignee of the Selling Member's Interest shall have no right to participate in the management of the business and affairs of the Company or to become a Member. The purchaser, transferee or assignee of such Selling Member's Interest shall only be entitled to receive the share of profits or other compensation by way of income and the return of contributions by way of income and the return of contributions, to which the transferor Member would otherwise be entitled (the "Economic Interest" of a Member). No transfer (including any transfer of the right to receive profits, losses, income of the return of contributions or any transfer which has not been approved by unanimous written consent of the Members) shall be effective prior to the time that notice of such transfer (including the name and address of the proposed purchaser, transferee or assignee and the date of such transfer) is provided to the Company and the non-transferring Member(s). Notwithstanding the foregoing, Sheffield may transfer its entire Interest to TransMontaigne, and may merge into TransMontaigne without the consent of any other member.

     10.2.  Additional Transfer Restrictions. Upon and contemporaneously with
            ---------------------------------
any transfer of a Selling Member's Economic Interest in the Company which does not at the same time transfer the Selling Member's other membership interests in the Company (including without limitation, the voting rights of the Selling Member), the Company shall purchase from the Selling Member, and the Selling Member shall sell to the Company all remaining membership interests retained by the Selling Member which were previously attributable to the transferred Economic Interest for a purchase price of $100.00.

     10.3.  Restrictions Consistent with Law.  The restrictions on transfer
            ---------------------------------
contained in this Article X are intended to comply (and shall be interpreted consistently) with the restrictions on transfer set forth in Colo. Stat. (S) 7-80-702.

                                   ARTICLE XI.
                               ADDITIONAL MEMBERS
                               ------------------

     From the date of the formation of the Company, any Person or Entity acceptable to the Members by their unanimous vote may become a Member in this company by the sale of new Company Interests for such consideration as the Members by their unanimous vote shall determine, or as a transferee of a Member's Interest or any portion thereof, subject to the terms and conditions of this Operating Agreement. No new Members shall be entitled to any retroactive allocation of losses, income or expense deductions incurred by the Company. The Manager may, at his or her option, at the time an Additional Member is admitted, close the Company books (as though the Company's tax year had ended) or make pro rata allocations of loss, income and expense deductions to an Additional Member for that portion of the Company's tax year in which an Additional Member was admitted in accordance with the provisions of Section 706(d) of the Code and the Treasury Regulations promulgated thereunder.

                                   ARTICLE XII.
                          DISSOLUTION AND TERMINATION
                          ---------------------------

     12.1.  Dissolution.
            ------------

           (a) The Company shall be dissolved upon the occurrence of any of the following events:

                (i) when the period fixed for the duration of the Company shall expire;

                (ii) during the Initial Term, by the unanimous written agreement of all Members;

                (iii) after the expiration of the Initial Term, upon sixty days written notice by any Member to the other Members; and

                (iv) upon the death, retirement, resignation, expulsion, bankruptcy, dissolution of a Member or occurrence of any other event which terminates the continued membership of a Member in the Company (a "Withdrawal Event"), unless the business of the Company is continued by the consent of all the remaining Members within 90 days and there are at least two remaining Members, each of the Members hereby agrees that within the 60 days after the occurrence of a Withdrawal Event (and provided that there are at least two remaining Members of the Company), they will consent, in writing to continue the business of the Company. Each of the Members further agrees to consent, in writing, to continue the business of the Company upon a transfer of a Member's Economic Interest or any other transfer of a Member's interest which is not consented to by all of the Members within 60 days after the occurrence of such a transfer. Such consent shall be mailed to the principal place of business of the Company set forth in Section 2.3 hereof (or to such other address designated by the Manager) no later than 60 days after each Withdrawal Event. The remedy for breach of a Member's obligation to consent to continue the business of the Company under this Section 12.1(a)(iii) shall be monetary damages (and not specific enforcement).

            (b) As soon as possible following the occurrence of any of the events specified in this Section effecting the dissolution of the Company, the appropriate representative of the Company shall execute a statement of intent to dissolve in such form as shall be prescribed by the Colorado Secretary of State and file same with the Colorado Secretary of State's office.

     12.2.  Effect of Filing of Dissolving Statement.  Upon the filing by the
            -----------------------------------------
Colorado Secretary of State of a statement of intent to dissolve, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until a certificate of dissolution has been issued by the Secretary of State or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

     12.3.  Winding Up, Liquidation and Distribution of Assets.
            ---------------------------------------------------

            (a) Unless all remaining Members consent to the continuation of the Company, upon any sale, dissolution, or change in control of one hundred percent (100%) of the Interests, an accounting shall be made by the Company's independent accountants of the accounts of the Company and of the Company's assets, liabilities and operations, from the date of the last previous accounting until the date of dissolution. The Manager(s) shall immediately proceed to wind up the affairs of the Company. Upon dissolution, Sheffield and TransMontaigne shall have the option to operate any properties owned by the Company except for the CIG Contract.

            (b) If the Company is sold or dissolved, or a change in control of one hundred percent (100%) of the Interests occurs, and the Company's affairs are to be wound up, the Manager(s) shall (1) establish such Reserves as may be reasonably necessary to provide for contingent liabilities of the Company (for purposes of determining the Capital Accounts of the

     Members, the amounts of such Reserves shall be deemed to be an expense of the company), (2) discharge any liabilities of the Company to the Members other than on account of their interests in Company capital or profits, and
     (3) distribute the remaining assets in the following order:

               (i) The Company shall reassign the CIG contract, as described on Exhibit A, to Bear Paw. Reassignment of the CIG Contract to Bear Paw shall constitute a charge against Bear Paw's capital account equal to the remaining unamortized value of said contract. For purposes of this section, the value of this contract shall be amortized over a two-year period. Any remaining assets shall be distributed to the Members based upon their respective capital accounts as determined in accord with Section 9.2. Bear Paw shall be entitled to receive an additional 10% distribution of Company profits after a 15% compound annual pre-tax return has been achieved by all Members on their Capital Contributions. (See Exhibit B, attached hereto for a sample calculation.)

           (c) In the event that any amounts due under any loan(s) made pursuant to Section 6.5 remain unpaid on the date of distribution under this Section, Sheffield and TransMontaigne shall be entitled to recoup any such amounts due under the loans from Bear Paw's distributive share prior to making any distribution to Bear Paw.

           (d) Notwithstanding anything to the contrary in this Agreement, upon a liquidation within the meaning of the applicable Treasury Regulations, if any Member has a Deficit Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company, and the negative balance of such Members Capital Account shall not be considered a debt owed by such Member to the Company or to any other person for any purpose whatsoever.

           (e) Upon completion of the winding up, liquidation and distribution of the assets, the Company shall be deemed terminated.

           (f) The Manager(s) shall comply with any applicable requirements of applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

      12.4.  Articles of Dissolution.  When all debts, liabilities and
             ------------------------
obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets have been distributed to the Members, articles of dissolution shall be executed in duplicate and verified by the person signing the articles, which articles shall set forth the information required by the Colorado Act.



     12.5.  Filing of Articles of Dissolution.
            ----------------------------------

            (a) Duplicate originals of such articles of dissolution shall be delivered to the Colorado Secretary of State.

            (b) Upon the issuance of the certificate of dissolution, the existence of the Company shall cease, except for the purpose of suits, other proceedings and appropriate action as provided in the Colorado Act. The Manager shall have authority to distribute any company property discovered after dissolutions, convey real estate and take such other action as may be necessary on behalf of and in the name of the Company.

     12.6.  Return of Contribution Nonrecourse to Other Members.  Except as
            ----------------------------------------------------
provided by law, upon dissolution, each Member shall look solely to the assets of the company for the return of his or her Capital Contribution. If the Company property remaining after payment or discharge of the debts and liabilities of the Company is insufficient to return the cash or other property contribution of one or more Members, such Member or Members shall have no recourse against any other Member.

                                 ARTICLE XIII.
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     13.1.  Notices.  Any notice, demand, or communication required or
            --------
permitted to be given by any provision of this Operating Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an executive officer of the party to whom the same is directed, or, if sent by registered or certified mail, postage and charges prepaid, addressed to the Member's and/or Company's address, as appropriate, which is set forth in this Operating Agreement. Any notice sent by facsimile shall be deemed to have been sufficiently given by showing a record made contemporaneously by the fax machine showing the date the fax was sent and the telephone number to which the fax was sent, Except as otherwise provided herein, any such notice shall be deemed to be given three business days after the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid.

     13.2.  Books of Account and Records.  Proper and complete records and
            -----------------------------
books of account shall be kept or shall be caused to be kept by the Manager in which shall be entered fully and accurately all transactions and other matters relating to the Company's business in such detail and completeness as is customary and usual for businesses of the type engaged in by the Company. Such books and records shall be maintained as provided in
Section 9.9. The books and records shall at all times be maintained at the principal executive office of the Company and shall be open to the reasonable inspection and examination of the Members or their duly authorized representatives during reasonable business hours.

     13.3.  Application of Colorado Law.  This Operating Agreement, and the
            ----------------------------
application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the state of Colorado, and specifically the Colorado Act.

     13.4.  Waiver of Action for Partition.  Each Member irrevocably waives
            -------------------------------
during the term of the Company any right that he or she may have to maintain any action for partition with respect to the property of the Company.

     13.5.  Amendments.  This Agreement may not be amended except by the
            -----------
unanimous written agreement of all of the Members.

     13.6.  Execution of Additional Instruments.  Each Member hereby agrees to
            ------------------------------------
execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

     13.7.  Construction.  Whenever the singular number is used in this
            -------------
Operating Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders and vice versa; and the word "person" or "party" shall include a corporation, firm, partnership, proprietorship or other form of association.

     13.8.  Headings.  The headings in this Operating Agreement are inserted for
            ---------
convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Operating Agreement or any provision hereof.

     13.9.  Waivers.  The failure of any party to seek redress for violation
            --------
of or to insist upon the strict performance of any covenant or condition of this Operating Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

     13.10.  Rights and Remedies Cumulative.  The rights and remedies provided
             -------------------------------
by this Operating Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise. However, nothing set forth herein shall be construed to grant or provide any rights or benefits to any person or entity who is not a party to this Agreement. The parties expressly acknowledge that there are no third party beneficiaries to this Agreement.

     13.11.  Severability.  If any provision of this operating Agreement or the
             -------------
application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Operating Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

     13.12.  Heirs, Successors and Assigns.  Each and all of the covenants,
             ------------------------------
terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this operating Agreement, their respective heirs, legal representatives, successors and assigns.

     13.13.  Creditors.  None of the provisions of this Operating Agreement
             ----------
shall be for the benefit of or enforceable by any creditors of the Company.

     13.14.  Counterparts.  This Operating Agreement may be executed in
             -------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                                  CERTIFICATE

     The undersigned hereby agree, acknowledge and certify that the foregoing Operating Agreement, consisting of 26 pages, excluding the Table of Contents and Exhibits, constitutes the Operating Agreement of Bear Paw Operating Company, LLC, adopted by the Members of the Company as of January 1, 1996.

                                     MEMBERS:

                                     BP ENERGY OPERATING, LLC

                                        /s/ Robert J. Clark
                                     -----------------------------------
                                     By:  Robert J. Clark, Manager


                                     SHEFFIELD EXPLORATION COMPANY,
                                     INC.


                                        /s/ J. Samuel Butler
                                     ------------------------------------
                                     By:  J. Samuel Butler, President


                                     TRANSMONTAIGNE OIL COMPANY


                                        /s/ Harold R. Logan, Jr.
                                     -------------------------------------
                                     By:  Harold R. Logan, Jr.

                                   EXHIBIT A



         Member                        Initial Capital Contribution
- -------------------------       ---------------------------------------------

BP Energy Operating, LLC                 Facilities Operating Agreement dated
                                         September 15, 1995 by and between BP
                                         Energy Operating LLC and Colorado
                                         Interstate Gas Company

                                   EXHIBIT B

                           (ALL FIGURES IN THOUSANDS)


Initial Contributions    Sheffield  TransMontaigne  Bear Paw  Total
- -----------------------  ---------  --------------  --------  ------

Cash                        $1,150          $1,150            $2,300
CIG contract                                                  $  300
- --------------------------------------------------------------------
                            $1,150          $1,150   $300     $ 2600


                 Distributions Upon Liquidation/Sale of Company
                 ----------------------------------------------

Company sold for:                                             $5,000

Return of original contributions:

                            $1,150          $1,150   $300     $2,600

Preferential Returns (@15% compound annual
                     pre-tax distribution):

                            $172.5          $172.5   $ 45     $  390
                                                              ------
                                                              $2,010

Additional distribution (@10%):
                                                     $201     $  201
                                                              ------
                                                              $1,809

Distribution of balance on pro rata basis:

                            $814            $814     $181

Totals:                     $2,136.5        $2,136.5 $727     $5,000
- -------
